UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

June 1, 2023

Date of Report (Date of earliest event reported)

CABALETTA BIO, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39103	82-1685768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, Suite 600, Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

(267) 759-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	CABA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below, on June 1, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Cabaletta Bio, Inc., a Delaware corporation (the “Company”), the stockholders of the Company approved Amendment No. 1 (the “Amendment”) to the Company’s 2019 Stock Option and Incentive Plan (the “2019 Plan”). Pursuant to the Amendment, the number of shares of common stock, par value $0.00001 per share, of the Company (the “Common Stock”) reserved for issuance under the 2019 Plan was increased by 3,000,000 shares. The Amendment is described in Proposal 2 in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 21, 2023.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2023, the Company held the Annual Meeting. As of April 3, 2023, the record date for the Annual Meeting, there were 29,480,230 outstanding shares of the Company’s voting Common Stock. The Company’s stockholders voted on the following matters, which are described in detail in the Proxy Statement: (i) to elect one director, Scott Brun, M.D., as a Class I director of the Company to serve for a three-year term expiring at the Company’s 2026 annual meeting of stockholders and until his successor has been duly elected and qualified, subject to his earlier death, resignation or removal (“Proposal 1”), (ii) to approve the Amendment to the 2019 Plan (“Proposal 2”) and (iii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal 3”).

The Company’s stockholders approved the Class I director nominee, Scott Brun, M.D., recommended for election in Proposal 1 at the Annual Meeting. The votes cast at the Annual Meeting were as follows:

	For	Withheld	Broker Non-Votes
Scott Brun, M.D.	23,574,643	1,168,107	2,540,395

The Company’s stockholders approved the amendment to the 2019 Plan, recommended for approval in Proposal 2 at the Annual Meeting. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
21,684,293	3,045,532	12,925	2,540,395

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, recommended for ratification in Proposal 3 at the Annual Meeting. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
27,268,632	5,343	9,170	0

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Amendment No. 1 to the Cabaletta Bio, Inc. 2019 Stock Option and Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CABALETTA BIO, INC.

Date: June 1, 2023	By:	/s/ Steven Nichtberger
Steven Nichtberger, M.D.
President and Chief Executive Officer